EXHIBIT 99.1






                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors
Axiom Pharmaceuticals, Inc.
(Formerly Shenyang Tianwei Werke Pharmaceutical Co., Ltd.)
Playa del Rey, California

We have audited the accompanying balance sheet of Axiom Pharmaceuticals, Inc. (Formerly Shenyang Tianwei Werke Pharmaceutical Co., Ltd.) as of December 31, 2002 and the related statements of operations, owners' equity, and cash flows for the year ended and for the period from January 20, 2001 (Inception) through December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Axiom Pharmaceuticals, Inc. (Formerly Shenyang Tianwei Werke Pharmaceutical Co., Ltd.) as of December 31, 2002 and the results of its operations and its cash flows for each the year then ended and for the period from January 20, 2001 (Inception) through December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.


Malone & Bailey, PLLC
---------------------
Malone & Bailey, PLLC
Houston, Texas
www.malone-bailey.com

May 23, 2003

                           AXIOM PHARMACEUTICALS, INC.
           (FORMERLY SHENYANG TIANWEI WERKE PHARMACEUTICAL CO., LTD.)
                                  BALANCE SHEET
                                DECEMBER 31, 2002

                                     ASSETS

Current assets
  Cash                                                              $   106,027
  Cash held in trust by a related party                                 149,203
  Accounts receivable, net of allowance of $0                           933,001
  Inventories                                                         1,324,925
  Advances                                                              291,597
                                                                    -----------
    Total current assets                                              2,804,753

Property and equipment, net                                              57,695
Licenses                                                              1,449,748
                                                                    -----------

    TOTAL ASSETS                                                    $ 4,312,196
                                                                    ===========

                         LIABILITIES AND OWNERS' EQUITY

Current liabilities
  Value added tax payable                                           $ 1,212,071
  Accounts payable and accrued expenses                                 197,265
                                                                    -----------
    Total current liabilities                                         1,409,336
                                                                    -----------

OWNERS' EQUITY:
  Contributed capital                                                 4,472,877
  Accumulated deficit                                                (1,570,017)
                                                                    -----------
    Total Owners' Equity                                              2,902,860
                                                                    -----------

TOTAL LIABILITIES AND OWNERS' EQUITY                                $ 4,312,196
                                                                    ===========









                 See accompanying summary of accounting policies
                       and notes to financial statements.

                           AXIOM PHARMACEUTICALS, INC.
           (FORMERLY SHENYANG TIANWEI WERKE PHARMACEUTICAL CO., LTD.)
                            STATEMENTS OF OPERATIONS
                        YEAR ENDED DECEMBER 31, 2002 AND
       PERIOD FROM JANUARY 20, 2001 (INCEPTION) THROUGH DECEMBER 31, 2001


                                                      2002            2001
                                                  -----------       -----------
Revenues                                          $ 3,103,656       $ 3,885,723

Cost of revenues                                    2,482,077         2,405,787
                                                  -----------       -----------

Gross profit                                          621,579         1,479,936
                                                  -----------       -----------

General, administrative and selling                   673,936         2,507,788

Impairment charge                                        --             489,808
                                                  -----------       -----------

Net loss                                          $   (52,357)      $(1,517,660)
                                                  ===========       ===========















                 See accompanying summary of accounting policies
                       and notes to financial statements.

                           AXIOM PHARMACEUTICALS, INC.
           (FORMERLY SHENYANG TIANWEI WERKE PHARMACEUTICAL CO., LTD.)
                          STATEMENTS OF OWNERS' EQUITY
                          YEAR ENDED DECEMBER 31, 2002


                                   Additional
                                    Paid-In         Accumulated
                                    Capital           Deficit           Total
                                   -----------     -----------      -----------

Contributed capital,
  January 20, 2001                 $ 2,849,906     $      --        $ 2,849,906

Expenses paid by owner               1,522,971            --          1,522,971


Net loss                                  --        (1,517,660)      (1,517,660)
                                   -----------     -----------      -----------

Balance,
  December 31, 2001                  4,372,877      (1,517,660)       2,855,217

Contributed capital                    100,000            --            100,000

Net loss                                  --           (52,357)         (52,357)
                                   -----------     -----------      -----------

Balance,
  December 31, 2002                $ 4,472,877     $(1,570,017)     $ 2,902,860
                                   ===========     ===========      ===========














                 See accompanying summary of accounting policies
                       and notes to financial statements.



                           AXIOM PHARMACEUTICALS, INC.
           (FORMERLY SHENYANG TIANWEI WERKE PHARMACEUTICAL CO., LTD.)
                            STATEMENTS OF CASH FLOWS
                        YEAR ENDED DECEMBER 31, 2002 AND
       PERIOD FROM JANUARY 20, 2001 (INCEPTION) THROUGH DECEMBER 31, 2001

                                                              2002           2001
                                                          -----------    -----------

CASH FLOWS FROM OPERATING ACTIVITIES
  Net loss                                                $   (52,357)   $(1,517,660)
  Adjustments to reconcile net loss to cash used in
    operating activities:
      Depreciation and amortization                            21,664         21,660
      Impairment charge                                          --          489,808
        Changes in assets and liabilities:
          Cash held in trust                                  738,360       (188,490)
          Accounts receivable                                (387,622)      (545,379)
          Advances                                           (291,597)          --
          Inventories                                        (650,009)     1,691,833
          Value added tax payable                             538,901     (1,583,321)
          Accrued expenses                                     88,687        108,578
                                                          -----------    -----------

CASH FLOWS PROVIDED BY OPERATING ACTIVITIES
                                                                6,027     (1,522,971)
                                                          -----------    -----------

CASH FLOWS FROM FINANCING ACTIVITIES
  Proceeds from contributed capital                           100,000      1,522,971
                                                          -----------    -----------

NET CHANGE IN CASH                                            106,027           --

Cash, beginning of period                                        --             --
                                                          -----------    -----------

Cash, end of period                                       $   106,027    $      --
                                                          ===========    ===========

NON-CASH TRANSACTIONS:
Net assets contributed by owner                           $      --      $ 2,849,906
                                                          ===========    ===========









                 See accompanying summary of accounting policies
                       and notes to financial statements.

                           AXIOM PHARMACEUTICALS, INC.
           (FORMERLY SHENYANG TIANWEI WERKE PHARMACEUTICAL CO., LTD.) NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BUSINESS AND BASIS OF PRESENTATION

Shenyang Tianwei Werke Pharmaceutical Co., Ltd. was incorporated on January 20, 2001 (date of incorporation) in Shenyang, People's Republic of China ("PRC" or "China"), as a sino foreign equity joint venture company. The total registered capital of the Company is $10,000,000. The Company is primarily engaged in the production and sale of over-the-counter and prescription medicines.

Shenyang Tianwei Pharmaceutical Factory ("Shenyang Tianwei"), a private company was incorporated in PRC and Werke Pharmaceuticals, Inc. ("Werke"), a private company was incorporated in the United States of America. Pursuant to a joint venture agreement, Shenyang Tianwei is required to contribute certain net assets as referred under the joint venture agreement to the Company, over a three year period of $5,500,000 and Werke is required to contribute $4,500,000 in cash and equipment. For Chinese legal purposes, the Company is considered a joint venture and for United States reporting purposes the Company is a subsidiary of Shenyang Tianwei. The net assets contributed by Shenyang Tianwei and Werke were recorded in the accompanying financial statements at the historical basis of each shareholder.

As of December 31, 2001 Shenyang Tianwei contributed certain net assets of $2,849,906. Werke contributed expenses paid on behalf of the Company of $1,522,971.

On June 20, 2002, Shenyang Tianwei entered into an agreement to acquire Axiom Pharmaceuticals, Inc. (formerly Wickliffe International Corporation). The transaction closed March 14, 2003. For accounting purposes this transaction was treated as an acquisition of Axiom and a recapitalization of Shenyang Tianwei. Shenyang Tianwei is the accounting acquirer and the results of its operations carry over. Accordingly, the operations of Axiom are not carried over and will be adjusted to $0.

On December 9, 2002, Shenyang Tianwei exercised its right, under the terms of the joint venture agreement to convert its 55% interest in the Company and now Werke owns 100% of the Company.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the balance sheet. Actual results could differ from those estimates.

Cash and Cash Equivalents

Cash equivalents include highly liquid, temporary cash investments having original maturity dates of three months or less. For reporting purposes, cash equivalents are stated at cost plus accrued interest, which approximates fair value.

Inventories

Inventories are valued at the lower of cost or market. Cost is determined by using the average cost method. Inventories consist primarily of raw materials for its three products which are for the treatment of bronchial infections, skin infections and gastric and urinary infections.

Long-Lived Assets

Property and equipment are stated at cost less accumulated depreciation. Major renewals and improvements are capitalized; minor replacements, maintenance and repairs are charged to current operations. Depreciation is computed by applying the straight-line method over the estimated useful lives of machinery and equipment (three to seven years). Axiom performs reviews for the impairment of long-lived assets whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. In December 2001, the Company agreed to decommission its manufacturing facility in Shenyang and contributed its land lease to a municipality real estate in cooperation with the city of Shenyang. The intent of the real estate development is to construct residential and retail facilities. In connection with this transaction, the Company recorded an impairment charge of approximately $489,000 for the value of the plant. The Company did not record a value for its participation in the cooperative real estate development.

Other Intangible Assets

Other intangible assets consist of licenses which were acquired in a business combination. The licenses were valued at their historical cost. The cost of the licenses is not amortized since they have an indefinite life. The licenses are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.

Revenue Recognition

The Company recognizes revenue when persuasive evidence of an arrangement exists, delivery has occurred, the sales price is fixed or determinable and collectibility is probable.

Product sales are recognized by the Company generally at the time product is shipped. When other significant obligations remain after products are delivered, revenue is recognized only after such obligations are fulfilled. Shipping and handling costs are included in cost of goods sold.

Income Taxes

Income taxes are computed using the asset and liability method. Under the asset and liability method, deferred income tax assets and liabilities are determined based on the differences between the financial reporting and tax bases of assets and liabilities and are measured using the currently enacted tax rates and laws. A valuation allowance is provided for the amount of deferred tax assets that, based on available evidence, are not expected to be realized.

Foreign Currency Translation

The Renminbi ("RMB") is the functional currency of the Company. Transactions in foreign currency are translated at rates of exchange rates ruling at the transaction date. Monetary assets and liabilities denominated in foreign currencies are retranslated at rates ruling at the balance sheet date. Exchange differences are recognize in the in the statement of operations.

Recent Accounting Pronouncements

In August 2001, the FASB issued SFAS No. 143, "Accounting for Asset Retirement Obligations". This statement addresses the diverse accounting practices for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. The Company will be required to adopt this statement effective January 1, 2003. The Company does not expect that the adoption of SFAS No. 143 will have any effect on The Company's financial statement presentation or disclosures.

In April 2002, the FASB issued SFAS No. 145, "Rescission of FASB Statements No. 4, 44 and 64, Amendment of FASB Statement No. 13, and Technical Corrections." This SFAS made revisions to the accounting for gains and losses from the extinguishment of debt, rescinded SFAS No. 44 and required certain lease modifications that have economic effects similar to sale-leaseback transactions be accounted for in the same manner as sale-leaseback transactions. The Company will be required to adopt SFAS No. 145 on January 1, 2003. The adoption of SFAS No. 145 is not expected to have a material impact on The Company's financial statements.

In June 2002, the FASB issued SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities," which requires companies to recognize costs associated with exit or disposal activities when they are incurred rather than at the date of a commitment to an exit or disposal plan. Such costs covered by the standard include lease termination costs and certain employee severance costs that are associated with a restructuring, discontinued operation, plant closing, or other exit or disposal activity. SFAS No. 146 replaces the previous accounting guidance provided by the Emerging Issues Task Force Issue No. 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring)." SFAS No. 146 is to be applied prospectively to exit or disposal activities initiated after December 31, 2002. The Company does not anticipate that the adoption of SFAS No. 146 will have any effect on The Company's financial statement presentation or disclosures.

In November 2002, the FASB issued Interpretation No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" ("FIN45"). FIN45 elaborates on the existing disclosure requirements for most guarantees, including loan guarantees such as standby letters of credit. It also clarifies that at the time a company issues a guarantee, The Company must recognize an initial liability for the fair market value of the obligations it assumes under that guarantee and must disclose that information in its interim and annual financial statements. The initial recognition and measurement provisions of FIN 45 apply on a prospective basis to guarantees issued or modified after December 31, 2002. The Company has implemented the disclosure provisions of FIN45 in its December 31, 2002 financial statements, without significant impact.

In January 2003, the FASB issued Interpretation No. 46, "Consolidation of Variable Interest Entities (and Interpretation of ARB No. 51)" ("FIN46"). FIN46 addresses consolidation by business enterprises of certain variable interest entities, commonly referred to as special purpose entities. The Company will be required to implement the other provisions of FIN46 in 2003. The Company does not anticipate that the adoption of FIN46 will have any effect on The Company's financial statement presentation or disclosure.

NOTE 2 - ACCOUNTS RECEIVABLE

The Company's trade accounts receivable are shown net of allowance for doubtful accounts of $0.

The Company maintains allowances for doubtful accounts for estimated losses resulting from the inability of its customer to make required payments. If the financial condition of The Company's customer were to deteriorate, resulting in an impairment of their ability to make payments, additional allowances may be required.


NOTE 3 - PROPERTY AND EQUIPMENT:

Components of property, plant, and equipment, at December 31, 2002 are as follows:

    Vehicles                                       $     17,880
    Equipment                                            83,139
                                                   ------------
                                                        101,019
    Less: accumulated depreciation                      (43,324)
                                                   ------------
                                                   $     57,695
                                                   ============

Depreciation expense totaled $21,644 and $21,660 in 2002 and 2001, respectively.


NOTE 4 - INCOME TAXES

The Company is incorporated in the PRC which is governed by the Income Tax Law of the PRC concerning Foreign Investment Enterprises and Foreign Enterprises and various local income tax laws (the "Income Tax Laws"). Under the Income Tax Laws, foreign investment enterprises ("FIE") generally are subject to an income tax at an effective rate of 33% (30% state income taxes plus 3% local income taxes) on income as reported in their statutory financial statements after appropriate tax adjustments unless the enterprise is located in specially designated regions or cities for which more favorable effective rates apply. Upon approval by the PRC tax authorities, FIEs scheduled to operate for a period of 10 years or more and engaged in manufacturing and production may be exempt from income taxes for two years, commencing with their first profitable year of operations, and thereafter with a 50% exemption for the next three years. As of December 31, 2002, the Company had not attained profitable operations for tax purposes.

For the year ended December 31, 2002 and period ended December 31, 2001, The Company incurred net losses and, therefore, has no tax liability. The net deferred tax asset generated by the loss carry-forward has been fully reserved. The cumulative net operating loss carry-forward is approximately $357,000 at December 31, 2002, and will expire in the year 2007.

Deferred income taxes consist of the following at December 31, 2002:

    Long-term:
      Net operating loss                           $    53,000
      Start up costs                                   133,000
      Impairment charge                                 70,000
      Valuation allowance                             (256,000)
                                                   -----------
                                                   $         -
                                                   ===========


NOTE 5 - MAJOR DISTRIBUTOR

The Company has one distributor that accounted for 100% of net revenues for the year ended December 31, 2002 and 100% of net revenues for period ended December 31, 2001.

The Company will maintain allowances for estimated potential bad debt losses and will revise its estimates of collectibility on a periodic basis. There is no history of bad debt experience with the distributor and collection of the receivable is reasonably assured.

The Company sells to hospitals and hospital distributors. The slow down of the pharmaceutical industry globally will have a material adverse effect on the Company's business. The Company's has one primary distributor and the loss of this distributor could cause the Company's business to suffer while they are finding new distributors.


NOTE 6 - RELATED PARTY TRANSACTIONS

The cash held in trust balance of $149,203 is in the name of a director of the Company.

The Company leases its facilities from Shenyang Tianwei, a shareholder of the Company. The Company does not pay any rent for the use of these facilities. The Company did not record any deemed rent expenses as the amount is not significant.


NOTE 7 - VALUE ADDED TAX PAYABLE

The Company is subject to Chinese value added tax at a rate of 17% on product sales. Value added tax payable on sales is computed net of value added tax paid on purchases for all domestic sales.


NOTE 8 - DISTRIBUTION OF PROFITS

As stipulated by the relevant laws and regulations applicable to China's foreign investment enterprises, the Company is required to make appropriations from net income as determined under accounting principles generally accepted in the PRC ("PRC GAAP") to non-distributable reserves which included a general reserve, an enterprises expansion reserve and employee welfare and bonus reserve.

The general reserve is used to offset future extraordinary losses as defined under PRC GAAP. The Company may, upon a resolution passed by the owners, convert the general reserve into capital. The employee welfare and bonus reserve is used for the collective welfare of the employees of the Company. The enterprise expansion reserve is used for the expansion of the Company and can be converted to capital subject to approval by the relevant authorities. The Company did not record any reserves in 2002 and 2001 as the Company incurred losses under accounting principles generally accepted under the PRC. Therefore, the Company was not required to record such reserves. No such adjustments are required under accounting principles generally accepted on the United States of America in 2002 and 2001.


NOTE 9 - EMPLOYEE RETIREMENT BENEFITS AND POST RETIREMENT BENEFITS

The Company's employees in the PRC are entitled to retirement benefits calculated with reference to their basic salaries on retirement and their length of service in accordance with a government managed benefits plan. The PRC government is responsible for the benefit liability to these retired employees. The Company is required to make contributions to the state retirement plan based on 19% of the employees' monthly basic salaries. Because the Company only has temporary staff for the year ended 2002 and period ended 2001, the Company is not obligated under any contributions to the state retirement. The Company does not have any other post retirement benefit plans and does not provide any post-employment benefits.


NOTE 10 - SUBSEQUENT REVERSE MERGER

In March 2003, Axiom Pharmaceuticals, Inc. ("Axiom") (formerly Wickliffe International Corporation) issued 11,420,000 shares of common stock for Werke Pharmaceuticals, Inc. ("Werke") and its wholly owned operating subsidiary Shenyang Tianwei Werke Pharmaceutical Co. Ltd. ("Shenyang"), an existing northern China-based pharmaceutical manufacturing and sales company. In connection with the transaction, Wickliffe International Corporation changed its name to Axiom Pharmaceuticals, Inc. For accounting purposes this transaction was treated as an acquisition of Axiom and a recapitalization of Werke and its wholly owned subsidiary, Shenyang. Shenyang is the accounting acquirer and the results of its operations carry over. Accordingly, the operations of Axiom are not carried over and will be adjusted to $0. In connection with the reverse merger, Axiom cancelled 242,500 shares of common stock.